Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2024
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit
8	Remeasurement items affecting operating profit

		2024	2023	2022
for the year ended 30 June	Note	Rm	Rm	Rm
Effect of remeasurement items for subsidiaries and joint operations
Impairment of assets		76 035	37 298	77
property, plant and equipment	16	75 112	36 496	70
right of use assets	14	166	546	6
other intangible assets and goodwill		757	256	1
Reversal of impairment of assets		(1 149)	(3 649)	(1 520)
property, plant and equipment	16	(1 149)	(3 649)	(1 505)
right of use assets	14	—	—	(15)
Loss/(profit) on		480	(650)	(8 460)
disposal of property, plant and equipment		(127)	(500)	(67)
disposal of other intangible assets		—	3	2
disposal of other assets		(8)	—	—
disposal of businesses		(150)	(516)	(11 850)
scrapping of property, plant and equipment		765	363	3 366
sale and leaseback transactions		—	—	89
Write-off of unsuccessful exploration wells		48	899	—
Remeasurement items per income statement		75 414	33 898	(9 903)
Tax impact		(18 361)	(8 951)	702
impairment of assets		(18 157)	(9 831)	(2)
reversal of impairment of assets		—	854	421
(loss)/profit on disposals, scrapping and sale and leaseback transactions		(204)	26	283
Non-controlling interest effect[1]		(1 262)	8	(20)
Effect of remeasurement items for equity accounted investments		(7)	23	—
Total remeasurement items for the Group, net of tax		55 784	24 978	(9 221)
1

In the prior year, the impairment charge relating to the Secunda liquid fuels refinery was attributed solely to owners of the Company. Certain of the assets that were impaired belong to subsidiaries in which minority groups hold non-controlling interests and consequently R1 billion of the impairment should have been allocated to the earnings attributable to non-controlling interest in subsidiaries. The error was corrected in the current period by reallocating an impairment charge of R1 billion from earnings attributable to owners of the Company to earnings attributable to non-controlling interest. This is not considered material to either the prior or current period financial statements.

Impairment/reversal of impairments

The group’s non-financial assets, other than inventories and deferred tax assets, are assessed for impairment indicators, as well as reversal of impairment indicators at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable or previous impairment should be reversed. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs. At 30 June 2024, the Group's net asset value exceeding its market capitalisation was identified as an impairment indicator and consequently all of the Group's cash generating units (CGUs) and equity-accounted investments were tested for impairment. Other than the CGUs specifically mentioned, all of the Group's remaining CGUs have adequate headroom and reasonable changes in assumptions applied would not result in any impairment.

8	Remeasurement items affecting operating profit continued

Impairment calculations

The recoverable amount of the assets reviewed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. Key assumptions relating to this valuation include the discount rate and cash flows used to determine the recoverable amount. Future cash flows are estimated based on approved financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the Group using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for a period longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

Main macro-economic assumptions used for impairment calculations

		2024	2023	2022
Long-term average crude oil price (Brent)*	US$/bbl	83,06	88,02	93,24
Long-term average ethane price*	US$c/gal	39,55	42,33	43,15
Long-term linear low density polyethylene (LLDPE)*	US$/ton	1 091,00	1 247,00	1 179,00
Long-term average Southern African gas purchase price (real)*	US$/Gj	10,51	10,93	8,94
Long-term average refining margin*	US$/bbl	8,11	12,34	12,23
Long-term average exchange rate*	Rand/US$	17,64	17,40	15,95
*

Assumptions are provided on a long-term average basis in nominal terms unless indicated otherwise. The oil, LLDPE price and exchange rate assumptions are calculated based on a five year period, while the ethane price is based on a ten year period. The refining margin is calculated until 2034, linked to the Sasolburg refinery’s useful life. The Southern African gas purchase price is calculated from 2030 until 2050 being the point at which gas from the existing gas fields in Mozambique are fully utilised and is linked to the South African integrated value chain’s useful life. The gas price is based on current observable market prices and is not comparable to the production cost of our own field development.

			United
		South	States of
		Africa	America	Europe
		%	%	%
Growth rate — long-term Producer Price Index	2024	5,50	2,00			2,00
Weighted average cost of capital*	2024	15,00	9,40	9,40	–	10,50
Growth rate — long-term Producer Price Index	2023	5,50	2,00			2,00
Weighted average cost of capital*	2023	15,20	9,07	9,07	–	10,68
Growth rate — long-term Producer Price Index	2022	5,50	2,00			2,00
Weighted average cost of capital*	2022	14,41	8,13	8,13	–	9,57
*	Calculated using spot market factors on 30 June.
8	Remeasurement items affecting operating profit continued

Impairment and (reversal of impairment) of assets

	Property,		Other
	plant and	Right of	intangible
	equipment	use assets	assets	Total
	2024	2024	2024	2024
Segment and Cash-generating unit (CGU)	Rm	Rm	Rm	Rm
Fuels segment
Secunda liquid fuels refinery	7 782	5	16	7 803
Sasolburg liquid fuels refinery	637	—	—	637
Gas
Production Sharing Agreement (PSA)	(1 143)	—	—	(1 143)
Chemicals Africa
Polyethylene	4 110	—	—	4 110
Chlor-Alkali and PVC	645	—	—	645
Wax	399	72	53	524
Chemicals America
Ethane value chain (Alc/Alu/EO/EG)	58 583	—	359	58 942
Chemicals Eurasia
Sasol Italy Essential Care Chemicals (ECC)	1 836	80	121	2 037
Other (net)[1]	1 114	9	208	1 331
	73 963	166	757	74 886

1 Relates largely to the Chemicals America and Energy segments.

Description of impairment and sensitivity to changes in assumptions:

Key sources of estimation uncertainty include discount rates and cash flow forecasts which are impacted by commodity prices, exchange rates, carbon tax (and related allowances) and chemical prices. Management has considered the sensitivity of the recoverable amount calculations to these key assumptions and these sensitivities have been taken into consideration in determining the required impairments and reversals of impairments in the current period.

Secunda liquid fuels refinery

The liquid fuels component of the Secunda refinery was fully impaired at 30 June 2023 as described below. At 31 December 2023 and 30 June 2024, the recoverable amount of the refinery was further negatively impacted after updating feedstock and macroeconomic price assumptions including lower Brent crude prices and product differentials, resulting in the full amount of costs capitalised during the period to be impaired.

Optimisation of the ERR is ongoing and there are a number of technology and feedstock solutions being evaluated to partially recover volumes, however the maturity thereof needs to be progressed before it can be incorporated in the impairment calculation. Management considered multiple cash flow scenarios in quantifying the recoverable amount of the CGU which is highly sensitive to changes in Brent crude prices, the rand/US$ exchange rate and production volumes. A 10% increase in the price of Brent crude and a R1 weakening in the rand/US$ exchange rate will have a positive impact on the recoverable amount of R24,7 billion and R14,5 billion respectively. Increasing volumes beyond 2030 to 7,2 mt/a improves the recoverable amount by approximately R10,8 billion. An opposite movement in the applied assumptions would result in an approximate equal and opposite movement in the recoverable amount.

8	Remeasurement items affecting operating profit continued

Sasolburg liquid fuels refinery

The Sasolburg liquid fuels refinery was further impaired and is fully impaired, mainly as a result of the decrease in refining margins.

Polyethylene

Following a partial impairment of R546 million at 31 December 2023, the Polyethylene CGU was further impaired at 30 June 2024 by R3,6 billion mainly due to lower selling prices associated with over supply and reduced demand in the global market. The recoverable amount of the CGU is R5,2 billion at 30 June 2024. A weakening in the US$/Rand exchange rate outlook of 12% or an increase of almost 7% in the US$ sales prices would increase the recoverable amount of the CGU by the value of the latest impairment booked. An opposite movement in the applied assumptions would result in an approximate equal and opposite movement in the recoverable amount.

Chlor-Alkali and PVC

The CGU remains fully impaired after being impacted negatively by lower selling prices associated with reduced market demand, resulting in the full amount of capitalised costs at 31 December 2023 to be impaired. An updated impairment assessment performed at 30 June 2024 did not indicate any further impairments on the CGU.

Wax

The CGU remains fully impaired, resulting in the full amount of costs capitalised during the period to be impaired.

Ethane value chain (Alc/Alu/EO/EG)

The impairment was driven mainly by the decrease in Ethylene over Ethane margin assumptions and the impact thereof on the downstream ethane value chain (Alcohols, Alumina, Ethylene Oxide, Ethylene Glycols and associated shared assets), in both the short and long term, in addition to the impact of the increase in the WACC rate. Ethylene/ethane margins are lower than previously anticipated since the Ethylene price outlook declined more than the Ethane price outlook. Ethylene prices are lower due to a combination of weak supply/demand fundamentals as well as lower feedstock costs. The expected demand recovery is slower than previously anticipated, and amid the prevailing oversupply, is expected to keep prices and margins lower for longer. The recoverable amount of the CGU is R47,6 billion at 30 June 2024. A 2% increase in the assumed margin or 0,5% decrease in WACC would increase the recoverable amount by R2,7 billion or R3,2 billion respectively. An opposite movement in the applied assumptions would result in an approximate equal and opposite movement in the recoverable amount.

Various options are being evaluated to improve the business results of the International Chemicals business, starting with a reset of the business strategy. The reset has a number of focal points, starting with optimising our business as well as a revision of our go to market model followed by further business improvements including options based on adjusting the current asset and/or value chain footprint.

Sasol Italy Essential Care Chemicals (ECC)

The impairment resulted from an increase in WACC rate as well as lower forecasted sales margins, especially in the short-term due to slower recovery of demand. The recoverable amount of the CGU is R6,5 billion at 30 June 2024. An increase in the unit margin or sales volumes of around 5% would eliminate the deficit in the CGU's recoverable amount.

Production Sharing Agreement (PSA)

At 30 June 2018 an impairment of R1,1 billion was recognised in respect of the PSA asset mainly due to lower sales volumes and weaker long-term macroeconomic assumptions at the time. The asset reached beneficial operation (BO) on the Initial Gas Facility (IGF) with production commencing on 7 May 2024. This enabled excess gas production earlier than initially expected. In addition, increases in both liquid product volumes as well as gas sales prices resulted in the full impairment to be reversed at 30 June 2024. The recoverable amount of the CGU is R20,8 billion at 30 June 2024.

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Significant impairment and (reversal of impairment) of assets in prior periods

Segment and Cash-generating unit		2023
(CGU)	Description	Rm
Fuels segment
Secunda liquid fuels refinery

The liquid fuels component of the Secunda refinery was fully impaired at 30 June 2023 mainly as a result of the Group's Emission Reduction Roadmap (ERR) to achieve a 30% reduction in greenhouse gas (GHG) emissions by 2030 and comply with the requirements of the National Environmental Management: Air Quality Act, 39 of 2004. The ERR involves the turning down of boilers, implementing energy efficiency projects, reducing coal usage and integrating 1 200 MW of renewable energy into our operations by 2030. With no significant additional gas, which is affordable, to restore volumes back to historic levels, the ERR assumes lower production volumes of 6,7 mt/a post 2030. The increasing cost of coal, capital investment to implement the ERR and cost of compliance were also included in the impairment calculation.

		35 316
Chemicals Africa
Wax	The full impairment on the Wax CGU in Southern Africa was driven by higher cost to procure gas and lower sales volumes and prices due to an increasingly challenging market environment. A WACC rate of 14,66% was applied in estimating the recoverable amount of the CGU.	932
Chemicals Eurasia
China Essential Care Chemicals (ECC)	The full impairment on the CGU was driven by a combination of lower unit margins and higher costs resulting from the prolonged impact of COVID-19 on China's economy. A WACC rate of 9,21% was applied in estimating the recoverable amount of the CGU.	876
Chemicals America
Tetramerization

The Tetramerization CGU was impaired in 2019. At 31 December 2022, a sustained improvement in plant reliability resulted in increased volumes available for sale while longer-term contracts signed with several customers improved the overall profitability of the cash-generating unit. A WACC rate of 8,33% was applied in estimating the recoverable amount of the CGU.

		(3 645)
Other (net)		170
		33 649

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Segment and Cash-generating unit		2022
(CGU)	Description	Rm
Chemicals Africa
Chemical Work-up & Heavy Alcohols

The CGU recognised impairments of R1,7 billion during 2020 largely due to the reduced-price outlook as a result of the low oil price environment and the COVID-19 pandemic. A higher price outlook on the back of a sustained increase in demand for alcohols into the personal hygiene market during and post the COVID-19 pandemic, resulted in the reversal of impairment at 31 December 2021.

		(1 396)
Other (net)		(47)
		(1 443)

Areas of judgement:

Determination as to whether, and by how much, an asset, CGU, or group of CGUs is impaired, or whether previous impairment should be reversed, involves management estimates on highly uncertain matters such as the effects of inflation on operating expenses, discount rates, capital expenditure, carbon tax and related allowances, production profiles and future commodity prices, including the outlook for global or regional market supply-and-demand conditions for crude oil, natural gas and refined products. Judgement is also required when determining the appropriate grouping of assets into a CGU or the appropriate grouping of CGUs for impairment testing purposes.

The future cash flows were determined using the assumptions included in the latest budget as approved by the Board. If necessary, these cash flows are then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

When determining value in use, management also applies judgement when assessing whether future capital projects to achieve sustainability and decarbonisation targets are deemed to maintain the same level of economic benefits or whether they enhance the asset’s performance. Generally, the costs incurred relating to the Group’s ERR are considered costs to maintain the current level of economic benefits. Costs incurred to enhance the asset’s performance are not considered in the value in use calculations.

The weighted average growth rates used are consistent with the increase in the geographic segment long-term Producer Price Index.

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of CGUs. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

As a significant emitter of GHG emissions, South Africa made commitments under the Paris Agreement to further reduce GHG emissions and to contribute to global efforts to limit global warming to well below 2°c above pre-industrial levels and to pursue efforts to achieve the 1,5°c temperature goal. The Group is targeting a 30% reduction in GHG emissions by 2030 which will pave the way to a Net Zero ambition by 2050. Where reasonable, supportable and permissible under the applicable Accounting Standards, management has included the costs and capital from these initiatives in its cash flow forecasts.

8Remeasurement items affecting operating profit continued

In South Africa the Carbon Tax Act of 2019 came into effect on 1 June 2019. Phase 1 of the Carbon Tax has been extended by three years to 31 December 2025. The South African government has published tax rates up to FY30. Significant industry-specific tax-free emissions allowances ranging from 60% to 95% are currently in place to provide current emitters time to transition their operations to cleaner technologies through investments in energy efficiency, renewables, and other low-carbon measures. Details on the scope of Phase 2 and 3 have not yet been finalised. Management has included its best estimate of any expected applicable carbon taxes payable by the Group.

National Treasury has been consulting with respect to the implementation of the Climate Change Bill which proposes a carbon tax penalty of R640 per ton of CO₂ payable for emissions exceeding carbon budgets. The Climate Change Bill was signed into law by President Cyril Ramaphosa on 18 July 2024 and published as the Climate Change Act, 2022 (Act) on 23 July 2024. However, in terms of section 35 of the Act, it will only come into operation on a date fixed by the President by proclamation in the Government Gazette. A penalty is included in the impairment assessment to the extent that the Group expects to exceed its estimated carbon budget. This assumption will be monitored and updated when the Carbon budget process and relevant legislation is effective.

Climate change and the transition to a low carbon economy are also likely to impact the future prices of commodities such as oil and natural gas which in turn may affect the recoverable amount of the Group’s property, plant and equipment and other non-current assets. Management has updated its best estimate of oil price assumptions used in determining the recoverable amounts of its CGUs in June 2024. The revised estimates reflect lower real oil price in the longer term as demand is expected to decrease as the transition to a low carbon economy progresses. The revised assumptions are based on the average June 2024 views obtained from two independent consultancies that reflect their views on market development. The energy transition may impact demand for certain refined products in the future.

Management will continue to review price assumptions as the energy transition progresses and this may result in impairment charges or reversals in the future.

Accounting policies:

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of non-current assets or liabilities that are less closely aligned to the normal operating or trading activities of the Group such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets.

The Group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset or cash generating unit is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and are adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

8Remeasurement items affecting operating profit continued

The Group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary, and any related non-controlling interest and other components of equity. Any resulting gain or loss, including any FCTR reclassified, is recognised in profit or loss. Any interest retained in the former subsidiary is measured at fair value when control is lost. Any gain or loss on disposal will comprise that attributed to the portion disposed of and the remeasurement of the portion retained.